UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Coolidge Avenue Suite 500
Watertown,	MA	02472
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 24, 2026, Foghorn Therapeutics Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(i)     To elect Douglas Cole, M.D., Balkrishan (Simba) Gill, Ph.D., and B. Lynne Parshall as Class III directors, each for a three-year term;

(ii)    To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026;

(iii)    To approve, on an advisory basis, the compensation of the Company's named executive officers; and

(iv)    To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.

The proposals are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2026.

The number of shares of common stock entitled to vote at the Annual Meeting was 58,713,922. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 51,708,896. The final votes regarding each proposal are set forth below:

(i)    Election of directors.
The stockholders of the Company elected each of the following director nominees to serve until the 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas Cole, M.D.	35,118,798	10,987,092	5,562	5,597,444
Simba Gill, Ph.D.	45,956,872	151,145	3,435	5,597,444
B. Lynne Parshall	44,412,258	1,695,530	3,664	5,597,444

(ii)    Ratification of appointment of independent registered public accounting firm.

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,661,238	47,431	227	0

(iii)    Approval, on an advisory basis, of Foghorn's named executive officers.
The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,637,005	468,947	5,500	5,597,444

(iv)    Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of Foghorn's named executive officers.

The stockholders of the Company approved, on an advisory basis, the frequency of one year for future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
45,574,407	3,577	520,621	12,847	5,597,444

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Ryan Maynard
Ryan Maynard
Chief Financial Officer

Date: June 24, 2026